UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 13, 2017

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-3551	25-0464690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.             Completion of Acquisition or Disposition of Assets.

On November 13, 2017, EQT Corporation (the Company) completed its previously announced acquisition of Rice Energy Inc. (Rice) pursuant to the Agreement and Plan of Merger, dated as of June 19, 2017 (as amended by Amendment No. 1 thereto dated as of October 26, 2017, the Merger Agreement), by and among the Company, Rice and Eagle Merger Sub I, Inc. (Merger Sub), a wholly owned indirect subsidiary of the Company. Pursuant to the terms of the Merger Agreement, on November 13, 2017, Merger Sub merged with and into Rice (the Merger) with Rice continuing as the surviving corporation in the Merger and a wholly owned indirect subsidiary of the Company. Immediately after the effective time of the Merger (the Effective Time), the surviving corporation in the Merger was merged with and into another wholly owned indirect subsidiary of the Company.

At the Effective Time, each share of the common stock, par value $0.01 per share, of Rice (the Rice Common Stock) issued and outstanding immediately prior to the Effective Time (other than shares of Rice Common Stock held by the Company or certain of its subsidiaries, shares held by Rice in treasury or shares with respect to which appraisal was properly demanded pursuant to Delaware law) were converted into the right to receive 0.37 (the Exchange Ratio) of a share of the common stock, no par value, of the Company (Company Common Stock) and $5.30 in cash (collectively, the Merger Consideration).  The aggregate Merger Consideration consisted of approximately 91.90 million shares of Company Common Stock and approximately $1.3 billion in cash (inclusive of amounts payable to employees of Rice who are not continuing with the Company following the Effective Time).

At the Effective Time, each outstanding restricted stock unit award or performance stock unit award in respect of Rice Common Stock that was held by an employee of Rice who will be employed by the Company following the Effective Time or a non-employee director of Rice who will be continuing as a non-employee director of the Company following the Effective Time was converted into a restricted stock unit award, with substantially the same terms and conditions as were applicable to the pre-conversion award, in respect of a number of shares of Company Common Stock equal to the product (rounded to the nearest whole share) of (a) the number of shares of Rice Common Stock subject to the pre-conversion award multiplied by (b) the sum of (i) the Exchange Ratio plus (ii) the quotient of $5.30 divided by the average closing price of Company Common Stock for the five consecutive trading days ending on the last complete trading day prior to the Effective Time (the Stock Award Exchange Ratio). Performance conditions applicable to any such Rice performance stock unit awards were deemed to have been met at the maximum level specified in the award at the Effective Time, and the converted awards are subject solely to time-based vesting.

At the Effective Time, each outstanding restricted stock unit award or performance stock unit award in respect of Rice Common Stock held by an employee of Rice who is not continuing with the Company following the Effective Time vested and will be settled for the Merger Consideration with respect to each share of Rice Common Stock subject to such award. Performance conditions applicable to such Rice performance stock unit awards were deemed to have been met at the maximum level specified in the award at the Effective Time.

The issuance of Company Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended (the Securities Act), pursuant to the Company’s registration statement on Form S-4 (File No. 333-219508) (as amended, the Registration Statement) filed with the U.S. Securities and Exchange Commission (the SEC) and declared effective on October 12, 2017.  The definitive joint proxy statement/prospectus, dated October 12, 2017, of the Company and Rice that forms part of the Registration Statement (the Proxy Statement/Prospectus) contains additional information about the Merger and the other transactions contemplated in connection therewith.

The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 19, 2017 and is incorporated herein by reference.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 13, 2017, in connection with the consummation of the Merger, the aggregate commitments of the lenders under the Company’s Second Amended and Restated Credit Agreement, dated as of July 31, 2017 (the

Company Credit Agreement), with PNC Bank, National Association, as Administrative Agent, were increased from $1,500,000,000 to $2,500,000,000, in accordance with the previously disclosed terms of the Company Credit Agreement.  In addition, on November 13, 2017, certain existing letters of credit issued for the account of Rice and its subsidiaries were transferred to the Company Credit Agreement, after giving effect to which the Company had approximately $1.25 billion in borrowings and $224.4 million of letters of credit outstanding thereunder.  A summary of the material terms of the Company Credit Agreement is set forth in the Company’s Current Report on Form 8-K filed with the SEC on August 3, 2017.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

On November 13, 2017, Thomas F. Karam, Daniel J. Rice IV, Norman J. Szydlowski and Robert F. Vagt (collectively, the Appointed Directors) were appointed to the board of directors of the Company (the Board).

Mr. Karam has been a senior executive and entrepreneur in the midstream energy sector for over 25 years. Mr. Karam is the founder and Chairman of Karbon Partners, LLC, which invests in, owns, constructs, and operates midstream energy assets.   Mr. Karam served as the founder, Chairman and Chief Executive Officer of PennTex Midstream Partners, LLC, a publicly traded MLP with operations in North Louisiana and the Permian basin in Texas from 2014 until its sale to Energy Transfer Partners in November 2016.  Preceding PennTex, he was the founder, Chairman and Chief Executive Officer of Laser Midstream Partners, LLC, one of the first independent natural gas gathering systems in the northeast Marcellus shale, from 2010 until February 2012 when it was acquired by Williams Partners.  Prior to Laser, Mr. Karam was the President, Chief Operating Officer and Director of Southern Union Company leading its successful transformation from a large LDC company to one of the largest pipeline companies in the United States at the time.  Prior to Southern Union, Mr. Karam was the President and Chief Executive Officer of Pennsylvania Enterprises and PG Energy, a natural gas utility in central and northeastern Pennsylvania until its acquisition by Southern Union Company. Mr. Karam began his professional career in investment banking where he spent a number of years with Legg Mason Inc. and Thomson McKinnon.

Mr. Rice serves as a member of the Public Policy and Corporate Responsibility and Executive Committees. Mr. Rice served as Chief Executive Officer of Rice Energy Inc. and on its Board of Directors from 2013 to 2017, as well as a member of its Health, Safety and Environmental Committee. Mr. Rice has served in a number of positions with Rice, its affiliates and predecessor entities since October 2008, including as Vice President and Chief Financial Officer from 2008 to 2013 and Chief Operating Officer from 2012 to 2013. Mr. Rice also served as the Chief Executive Officer of Rice Midstream Partners LP and a director of Rice Midstream Management LLC, a subsidiary of Rice Energy and the general partner of Rice Midstream Partners LP (the RMP General Partner) from 2014 to 2017. Prior to joining Rice, he served as an investment banker for Tudor Pickering Holt & Co., LLC and served as a senior analyst of corporate planning for Transocean Inc.

Mr Szydlowski has served as a director of the general partner of 8point3 Energy Partners, LP since 2015. He also has served as a director of the general partner of JP Energy Partners LP since 2014, and a director of Transocean Partners, LLC from 2014 to 2016. From 2009 to 2014, Mr. Szydlowski served as President and Chief Executive Officer of SemGroup Corporation, and as a director from 2010 to 2014.  During his career with SemGroup, Mr. Szydlowski served as President, Chief Executive Officer and Chairman of the Board of Directors of Rose Rock Midstream GP, LLC.  From 2006 to 2008, Mr. Szydlowski served as President and Chief Executive Officer of Colonial Pipeline Company and from 2011 to 2014 served as a director of NGL Energy Partners. He also has served as a senior consultant to the Iraqi Ministry of Oil in Baghdad on behalf of the U.S. Department of Defense, where he led an advisory team in the rehabilitation, infrastructure security and development of future strategy of the Iraqi oil sector. Earlier career experience includes several leadership roles for Chevron Corporation.

Mr. Vagt serves as a member of the Corporate Governance Committee. Mr. Vagt served as Chairman of Rice Energy Inc.’s Board of Directors from 2014 to 2017 and as chair of its Health, Safety and Environmental Committee, and a member of the Audit and Nominating and Governance Committees. Mr. Vagt also currently serves as a director of the RMP General Partner and served as the Chairman of its Board of Directors from 2014 to 2017. Mr. Vagt currently serves as a member of its Audit Committee. Mr. Vagt has served as a director of Kinder Morgan, Inc. since May 2012, where he serves as a member of the Audit Committee and chair of its Environmental, Health and Safety Committee. Mr. Vagt served as a director of El Paso Corporation from May 2005 to 2012, where he was a member of the Compensation and Health, Safety and Environmental Committees. From 2008 to 2014, Mr. Vagt was the President of The Heinz Endowments. Prior to his tenure at The Heinz Endowments, Mr. Vagt served as President of Davidson College from 1997 to 2007. Mr. Vagt served as President and Chief Operating Officer of Seagull Energy Corporation from 1996 to 1997. From 1992 to 1996, he served as President, Chairman and Chief Executive Officer of Global Natural Resources. Mr. Vagt served as President and Chief Operating Officer of Adobe Resources Corporation (Adobe) from 1989 to 1992. Prior to 1989, he served in various positions with Adobe and its predecessor entities.

Messrs. Karam, Rice, Szydlowski and Vagt will receive the standard compensation amounts payable to non-employee directors of the Company, as described in the Company’s definitive proxy statement filed with the SEC on February 17, 2017.

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 13, 2017, the Company’s articles of incorporation were amended and restated (as amended and restated, the Restated Articles of Incorporation) to increase the maximum number of directors permitted to be on the  Board from twelve to fifteen.  This amendment was approved by the Company’s shareholders at a special meeting held on November 9, 2017.  Clean and marked copies of the Restated Articles of Incorporation are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Also on November 13, 2017, the Company’s bylaws were amended and restated (as amended and restated, the Amended and Restated Bylaws) to conform to the Restated Articles of Incorporation by increasing the maximum number of directors permitted to be on the Board from twelve to fifteen.  Clean and marked copies of the Amended and Restated Bylaws are filed as Exhibits 3.3 and 3.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01.             Regulation FD Disclosure

On November 13, 2017, the Company issued two news releases, the first announcing the closing of the Merger and related matters and the second announcing the appointment of directors to the Board. Copies of the news releases are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated into this Item 7.01 by reference. The information in this Item 7.01 of Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liability of such section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.             Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The Company intends to file the financial statements required by Item 9.01(a) under cover of a Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information.

The Company intends to file the pro forma financial information required by Item 9.01(b) under cover of a Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1

Agreement and Plan of Merger, dated as of June 19, 2017, among EQT Corporation, Eagle Merger Sub I, Inc. and Rice Energy Inc. (incorporated herein by reference to Exhibit 2.1 to EQT’s Current Report on Form 8-K, filed June 19, 2017) (File No. 001-03551)

3.1	Restated Articles of Incorporation of EQT Corporation (as amended through November 13, 2017)

3.2	Restated Articles of Incorporation of EQT Corporation (as amended through November 13, 2017) (Marked Version)

3.3	Amended and Restated Bylaws of EQT Corporation (as amended through November 13, 2017)

3.4	Amended and Restated Bylaws of EQT Corporation (as amended through November 13, 2017) (Marked Version)

99.1	News Release, dated November 13, 2017 (Closing)

99.2	News Release, dated November 13, 2017 (Directors)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Date: November 13, 2017	By:	/s/ Robert J. McNally
	Name:	Robert J. McNally
	Title:	Senior Vice President and Chief Financial Officer